Discontinued Operation (Tables)	12 Months Ended
Dec. 31, 2023
Discontinued Operation [Abstract]
Schedule of Discontinued Operation	Consensi represented a separate major line of business. Discontinuation also included inventory write off. Consequently, the Company reported Consensi as a discontinued operation and as of December 31, 2021 has one operating segment- oncology.
2021
USD thousands
Results of discontinued operation
Revenue	-
Expenses	642
Loss for the year	642

Loss for the year attributable to the owners of the Company:
From continuing operations	17,826
From discontinued operation	642

Loss per share – Discontinued operation
Basic & diluted loss per ADS – USD	0.04

Cash flows from discontinued operation
Net cash used in operating activities	(374)